Exhibit 99.1

ALLY FINANCIAL INC.

The following Unaudited Pro Forma Condensed Consolidated Financial Statements of Ally Financial Inc. and its consolidated subsidiaries (collectively, “Ally”, “we” and “our”) are included herein:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2012

•	Unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 2012

•	Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2011

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

The Unaudited Pro Forma Condensed Consolidated Financial Statements and the related Notes presented reflect the deconsolidation of Residential Capital, LLC (“ResCap”) and its consolidated subsidiaries (collectively, “ResCap”) as a result of the filing by ResCap and certain of its subsidiaries on May 14, 2012 (the “Petition Date”) for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. Ally has determined that, as a result of the bankruptcy filing and beginning on the Petition Date, ResCap will be deconsolidated from Ally’s financial statements.

The Unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared by applying pro forma adjustments to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2011 and our Unaudited Condensed Consolidated Financial Statements included in our Quarterly Report on Form 10-Q for the period ended March 31, 2012. The Unaudited Pro Forma Condensed Consolidated Statements of Income for the three months ended March 31, 2012 and the year ended December 31, 2011 reflect the deconsolidation of ResCap, assuming the bankruptcy filing had occurred as of the beginning of the year ended December 31, 2011. The Unaudited Pro Forma Condensed Consolidated Balance Sheet reflects the deconsolidation of ResCap, assuming the bankruptcy filing had occurred on March 31, 2012. The pro forma adjustments, as described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements, are based on currently available information. While such adjustments are subject to change, management believes such adjustments are reasonable and directly attributable to the deconsolidation of ResCap.

The Unaudited Pro Forma Condensed Consolidated Financial Statements are presented for informational purposes only and are not necessarily indicative of the operating results or financial position that would have occurred had the bankruptcy filing occurred on, or as of, the dates indicated, nor are they necessarily indicative of future operating results or financial position.

ALLY FINANCIAL INC.

CONDENSED CONSOLIDATED BALANCE SHEET (unaudited)

($ in millions)	March 31, 2012 As Reported (a)	Less: Deconsolidation of ResCap (b)	Pro Forma Adjustments (c)		Pro Forma
Assets
Cash and cash equivalents
Noninterest-bearing	$2,279	$(500)	$1		$1,780
Interest-bearing	10,800	(153)	—		10,647

Total cash and cash equivalents	13,079	(653)	1		12,427
Trading assets	895	(32)	—		863
Investment securities	14,942	—	—		14,942
Loans held-for-sale, net	6,670	(4,271)	—		2,399
Finance receivables and loans, net
Finance receivables and loans, net	119,818	(1,038)	1,410	(d)	120,190
Allowance for loan losses	(1,546)	29	—		(1,517)

Total finance receivables and loans, net	118,272	(1,009)	1,410	(d)	118,673
Investment in operating leases, net	10,048	—	—		10,048
Mortgage servicing rights	2,595	(1,254)	—		1,341
Premiums receivable and other insurance assets	1,876	(3)	—		1,873
Other assets	16,965	(8,454)	6,975	(e)(f)	15,486
Assets of operations held-for-sale	1,008	—	—		1,008

Total assets	$186,350	$(15,676)	$8,386		$179,060

Liabilities
Deposit liabilities
Noninterest-bearing	$2,314	$—	$1		$2,315
Interest-bearing	44,892	—	81		44,973

Total deposit liabilities	47,206	—	82		47,288
Short-term borrowings	7,203	(818)	660	(d)	7,045
Long-term debt	93,990	(5,889)	750	(d)	88,851
Interest payable	1,675	(124)	—		1,551
Unearned insurance premiums and service revenue	2,632	—	—		2,632
Reserves for insurance losses and loss adjustment expenses	565	(87)	—		478
Accrued expenses and other liabilities	13,089	(8,359)	6,495	(e)	11,225
Liabilities of operations held-for-sale	323	—	—		323

Total liabilities	166,683	(15,277)	7,987		159,393
Equity
Common stock and paid-in capital	19,668	—	—		19,668
Mandatorily convertible preferred stock held by U.S. Department of Treasury	5,685	—	—		5,685
Preferred stock	1,255	—	—		1,255
Accumulated deficit	(7,215)	—	—		(7,215)
Accumulated other comprehensive income	274	—	—		274

Total equity	19,667	(399)	399	(f)	19,667

Total liabilities and equity	$186,350	$(15,676)	$8,386		$179,060

See the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

ALLY FINANCIAL INC.

CONDENSED CONSOLIDATED STATEMENT OF INCOME (unaudited)

($ in millions)	Three months ended March 31, 2012 As Reported (a)	Less: Deconsolidation of ResCap (g)	Pro Forma Adjustments (h)	Pro Forma
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,678	$(49)	$12	$1,641
Interest on loans held-for-sale	73	(42)	—	31
Interest on trading assets	11	(2)	—	9
Interest and dividends on available-for-sale investment securities	84	—	—	84
Interest-bearing cash	14	(2)	—	12
Operating leases	540	—	—	540

Total financing revenue and other interest income	2,400	(95)	12	2,317
Interest expense
Interest on deposits	186	—	—	186
Interest on short-term borrowings	75	(13)	—	62
Interest on long-term debt	1,177	(91)	12	1,098

Total interest expense	1,438	(104)	12	1,346
Depreciation expense on operating lease assets	293	—	—	293

Net financing revenue	669	9	—	678
Other revenue
Servicing fees	310	(189)	1	122
Servicing asset valuation and hedge activities, net	9	(115)	—	(106)

Total servicing income, net	319	(304)	—	16
Insurance premiums and service revenue earned	375	(4)	—	371
Gain on mortgage and automotive loans, net	126	(107)	1	20
Other gain on investments, net	90	—	—	90
Other income, net of losses	277	(21)	27	283

Total other revenue	1,187	(436)	29	780
Total net revenue	1,856	(427)	29	1,458
Provision for loan losses	140	1	(1)	140
Noninterest expense
Compensation and benefits expense	475	(103)	—	372
Insurance losses and loss adjustment expenses	159	(4)	—	155
Other operating expenses	716	(202)	26	540

Total noninterest expense	1,350	(309)	26	1,067

Income from continuing operations before income tax expense	$366	$(119)	$4	$251

See the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

ALLY FINANCIAL INC.

CONSOLIDATED STATEMENT OF INCOME (unaudited)

($ in millions)	Year ended December 31, 2011 As Reported (i)	Less: Deconsolidation of ResCap (g)	Pro Forma Adjustments (h)	Pro Forma
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$6,635	$(221)	$46	$6,460
Interest on loans held-for-sale	332	(152)	—	180
Interest on trading assets	19	(11)	—	8
Interest and dividends on available-for-sale investment securities	398	(1)	—	397
Interest-bearing cash	54	(6)	—	48
Operating leases	2,298	—	—	2,298

Total financing revenue and other interest income	9,736	(391)	46	9,391
Interest expense
Interest on deposits	700	—	1	701
Interest on short-term borrowings	314	(55)	—	259
Interest on long-term debt	5,209	(379)	45	4,875

Total interest expense	6,223	(434)	46	5,835
Depreciation expense on operating lease assets	1,038	—	—	1,038

Net financing revenue	2,475	43	—	2,518
Other revenue
Servicing fees	1,358	(840)	6	524
Servicing asset valuation and hedge activities, net	(789)	356	—	(433)

Total servicing income, net	569	(484)	6	91
Insurance premiums and service revenue earned	1,573	(17)	—	1,556
Gain on mortgage and automotive loans, net	470	(222)	(19)	229
Loss on extinguishment of debt	(64)	—	—	(64)
Other gain on investments, net	294	—	—	294
Other income, net of losses	754	48	79	881

Total other revenue	3,596	(675)	66	2,987
Total net revenue	6,071	(632)	66	5,505
Provision for loan losses	219	(24)	(3)	192
Noninterest expense
Compensation and benefits expense	1,574	(320)	—	1,254
Insurance losses and loss adjustment expenses	713	(31)	—	682
Other operating expenses	3,498	(1,087)	72	2,483

Total noninterest expense	5,785	(1,438)	72	4,419

Income from continuing operations before income tax expense	$67	$830	$(3)	$894

See the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

ALLY FINANCIAL INC.

Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(a)	Amounts represent historical financial information from our Quarterly Report on Form 10-Q for the period ended March 31, 2012.

(b)	Reflects the reclassification of the previously consolidated assets and liabilities of ResCap to unconsolidated investments.

(c)	We have made no adjustments to the Unaudited Pro Forma Condensed Balance Sheet as of March 31, 2012 for intercompany transactions that occurred subsequent to March 31, 2012.

(d)	Amount was reclassified as finance receivables and loans, net for financial statement presentation. Prior to the deconsolidation, these amounts were considered intercompany short-term borrowings and intercompany long-term debt and eliminated in the consolidation process. Subsequent to the deconsolidation, these amounts are shown as transactions with affiliates.

(e)	Amount, which includes derivatives, was reclassified as other assets for financial statement presentation. Prior to the deconsolidation, these amounts were considered intercompany accrued expenses and other liabilities and eliminated in the consolidation process. Subsequent to the deconsolidation, these amounts are shown as transactions with affiliates.

(f)	Subsequent to the deconsolidation, we will account for our investment in ResCap using the cost method of accounting. For purposes of the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2012 we have valued our investment in ResCap at an amount equal to the carrying value at that time.

(g)	Represents the Condensed Consolidated Statement of Income of ResCap for the three months ended March 31, 2012 and for the year ended December 31, 2011.

(h)	Adjustments relate to normal recurring intercompany transactions between Ally and ResCap, which as a result of the deconsolidation would no longer be eliminated.

(i)	Amounts represent historical financial information from our Annual Report on Form 10-K for the year ended December 31, 2011.